Fees Summary	Feb. 27, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 38,773,584.36
Previously Paid Amount	0.00
Total Fee Amount	5,936.24
Total Offset Amount	0.00
Net Fee	$ 5,936.24